UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2023

IIOT-OXYS, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-50773	56-2415252
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

705 Cambridge Street Cambridge, MA 02141
(Address of principal executive offices, including zip code)

(401) 307-3092
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

Resignation of Independent Registered Public Accounting Firm

On November 27, 2023 (the “Effective Date”), Haynie & Company (“Haynie”), the independent registered public accounting firm of IIOT-OXYS, Inc., a Nevada corporation (the “Company”), informed the Company, that it would be terminating its engagement with the Company as of the Effective Date.

None of the reports of Haynie, on the Company's financial statements for the past year or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that Haynie’s report dated April 13, 2023 included an emphasis of matter for going concern

There were no disagreements between the Company and Haynie, for the most recent fiscal year ended December 31, 2022 and any subsequent interim period through the Effective Date on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Haynie, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, Haynie has not advised the Company that:

1)	information has come to the attention of Haynie which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

2)	the scope of the audit should be expanded significantly, or information has come to the attention of Haynie that they have concluded will, or if further investigated, might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended December 31, 2022.

In regards to internal controls necessary to develop reliable financial statements, Haynie has advised the Company that internal controls necessary to develop reliable financial statements did not exist as disclosed in Item 9A of the Company’s Annual Report on Form 10-K as of and for the fiscal year ended December 31, 2022 and Item 4 of the Company’s Quarterly Reports on Form 10-Q for the periods ended September 30, 2023, June 30, 2023, and March 31, 2023, respectively, as the Company did not maintain effective internal control over financial reporting as a result of material weaknesses identified in its internal controls.

The Company provided Haynie with a copy of the disclosures in this Current Report on Form 8-K (the “Form 8-K”) prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of Haynie’s letter dated December 1, 2023 to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Haynie & Company Dated December 1, 2023 Regarding Change in Certifying Accountant
104	Cover Page Interactive Data File (formatted in Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IIOT-OXYS, Inc.

Date: December 1, 2023	By:	/s/ Clifford L. Emmons
Clifford L. Emmons, Chief Executive Officer

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